UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 9, 2021

ITERUM THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-38503	98-1283148
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Block 2 Floor 3, Harcourt Centre, Harcourt Street, Dublin 2, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 903 8920

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	ITRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On February 9, 2021, Iterum Therapeutics plc (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with several healthcare-focused institutional investors (the “Purchasers”) pursuant to which the Company agreed to issue and sell in a registered direct offering an aggregate of 17,500,000 ordinary shares (the “Shares”), $0.01 nominal value per share, at a purchase price of $2.00 per share, for aggregate gross proceeds to the Company of approximately $35.0 million, before deducting placement agent fees and other estimated offering expenses payable by the Company (the “Registered Offering”). The Shares are being offered by the Company pursuant to a shelf registration statement on Form S-3, which was declared effective by the Securities and Exchange Commission (the “SEC”) on July 16, 2019 (File No. 333-232569) (the “Registration Statement”), and a prospectus supplement thereunder.

The Company has agreed to pay H.C. Wainwright & Co., LLC (“Wainwright”) a cash fee of approximately $2,450,000, which represents 7.0% of the gross proceeds of the Registered Offering. The Company will also reimburse Wainwright’s reasonable and documented expenses in connection with the Registered Offering, including fees and expenses of outside counsel, in the amount of up to $90,000 and Wainwright’s clearing expenses in the amount of up to $12,900. In addition, Wainwright, or its designees, will also receive placement agent warrants (the “Placement Agent Warrants”) to purchase a number of ordinary shares equal to 7.0% of the aggregate number of Shares sold to the Purchasers (the “Placement Agent Warrant Shares”). The Placement Agent Warrants will be exercisable upon issuance at an exercise price of $2.50 per ordinary share, subject to adjustment in certain circumstances, and will expire on February 9, 2026.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Placement Agent Warrants and the Securities Purchase Agreement are not complete and are qualified in their entirety by reference to the full text of the Form of Placement Agent Warrant and the Form of Securities Purchase Agreement, which are attached hereto as Exhibit 4.1 and Exhibit 10.1, respectively.

A copy of the legal opinion of A&L Goodbody as to the legality of the Shares is attached as Exhibit 5.1 hereto and a copy of the legal opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the legality of the Placement Agent Warrant Shares is attached as Exhibit 5.2 hereto.

Item 8.01 Other Events.

On February 10, 2021, the Company announced that the underwriter of its previously announced underwritten public offering of ordinary shares, which closed on February 8, 2021, has exercised in full its option to purchase additional ordinary shares at the public offering price, less underwriting discounts and commissions. After giving effect to the sale of 5,217,391 additional ordinary shares in the option closing, the total number of ordinary shares sold by the Company in the offering increased to 40,000,000 shares, which resulted in aggregate net proceeds of approximately $42.1 million after deducting underwriting discounts and commissions and estimated offering expenses.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cash Runway

Based on the Company’s current operating plan, the Company estimates that its existing cash and cash equivalents, together with the aggregate net proceeds from the previously announced underwritten public offering, including from the option closing, and the anticipated net proceeds from the Registered Offering that is expected to close on or about February 12, 2021, should be sufficient to fund its operating expenses and capital expenditure requirements into the first half of 2023, including through the Prescription Drug User Fee Act, or PDUFA, goal date of July 25, 2021 for completion of the U.S. Food and Drug Administration’s review of the New Drug Application for oral sulopenem and the potential commercial launch of oral sulopenem. However, this estimate is based on assumptions that may prove to be wrong, and the Company’s operating plans may change as a result of many factors and various risks and uncertainties.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements. These forward-looking statements include, without limitation, statements regarding the anticipated closing of the Registered Offering and the sufficiency of the Company’s cash resources, including the net proceeds from its recently announced offerings. In some cases, forward-looking statements can be identified by words such as “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “would,” “will,” “future,” “potential” or the negative of these or similar terms and phrases. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include all matters that are not historical facts. Actual future results may be materially different from what is expected due to factors largely outside the Company’s control, including whether the conditions for the closing of the Registered Offering will be satisfied, the uncertainties inherent in the initiation and conduct of clinical trials, availability and timing of data from clinical trials, changes in regulatory requirements or decisions of regulatory authorities, the timing of approval of any submission, changes in public policy or legislation, commercialization plans and timelines, if oral sulopenem is approved, the actions of third-party clinical research organizations, suppliers and manufacturers, the accuracy of the Company’s expectations regarding how far into the future the Company’s cash on hand will fund the Company’s ongoing operations, the impact of COVID-19 and related responsive measures thereto, the Company’s ability to maintain listing on the Nasdaq Capital Market, risks and uncertainties concerning the outcome, impact, effects and results of the Company’s evaluation of corporate, organizational, strategic, financial and financing alternatives, including the terms, timing, structure, value, benefits and costs of any corporate, organizational, strategic, financial or financing alternative and the Company’s ability to complete one at all, the price of the Company’s securities, the expected use of proceeds from the Registered Offering and other factors discussed under the caption “Risk Factors” contained in the Company’s most recently filed Quarterly Report on Form 10-Q, and other documents filed with the Securities and Exchange Commission from time to time. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Placement Agent Warrant

5.1	Opinion of A&L Goodbody, Irish counsel to Iterum Therapeutics plc

5.2	Opinion of Wilmer Cutler Pickering Hale and Dorr, LLP, counsel to Iterum Therapeutics plc

10.1	Form of Securities Purchase Agreement, dated February 9, 2021, by and among Iterum Therapeutics plc and the purchasers party thereto

23.1	Consent of A&L Goodbody (contained in Exhibit 5.1 above)

23.2	Consent of Wilmer Cutler Pickering Hale and Dorr, LLP (contained in Exhibit 5.2 above)

99.1	Press Release of Iterum Therapeutics plc, dated February 10, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITERUM THERAPEUTICS PLC

Date: February 10, 2021	By:	/s/ Judith M. Matthews
Judith M. Matthews
Chief Financial Officer